Endeavor Explorations Inc.
980 Cooperage Way, Suite 601
Vancouver, British Columbia
V6B 0C3
Telephone/Facsimile: (206) 338-2649

OTC: BB Symbol:  EAVR September 30, 2009

PRESS RELEASE

Negotiations for Acquisition of MDC GPS Technology

Endeavor Exploration Inc. is currently negotiating for the acquisition of a mobile data technology for Smartphones (the “Technology”), also known as MDC GPS technology, that can run on GPS enabled Smartphones including Blackberry Storm 2, Apple iPhone, Palm Pre, and Google Andriod devices.  The Technology is a software application that will run in the background and will collect and transmit location data to a server.  Server applications will include location monitoring of vehicles, children and members of social networking groups.

Endeavor has signed a non-binding letter of intent with the owner of the Technology, which gives Endeavor 60 days to complete its due diligence on the Technology and the owner.  During that time period, Endeavor will have the exclusive right to acquire the Technology.

Upon completion of its due diligence and the conclusion of the negotiations of the terms and conditions for the acquisition of the Technology, to the satisfaction of management, Endeavor will enter into a more formal agreement that will set out the final terms and conditions of the acquisition of the Technology.

On behalf of the Board of Directors,

  /s/ Belkis Jimenez Rivero

Belkis Jimenez Rivero
President & CEO

Tel/Fax: (206) 338-2649 email: endeavorexplorationsinc@yahoo.com

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could," and other similar words. All statements addressing operating performance, events, or developments that the Company expects or anticipates will occur in the future, including but not limited to statements relating to the Company's mineralized uranium materials, timing of receipt of mining permits, production capacity of mining operations planned for properties in planned dates for commencement of production at such properties, revenue, cash generation and profits are forward-looking statements. Because they are forward-looking, they should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties include, but are not limited to, the spot price of uranium, weather conditions, operating conditions at the Company's mining projects, government regulation of the mining industry and the nuclear power industry, the world-wide supply and demand of uranium, availability of capital, timely receipt of mining and other permits from regulatory agents and other factors which are more fully described in the Company's documents filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this press release. This communication to shareholders and the public contains certain forward-looking statements. Actual results may differ materially from those indicated by such statements. All statements, other than statements of historical fact, included herein, including, without limitations statements regarding future production, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. No Stock Exchange has reviewed nor accepts responsibility for the adequacy or accuracy of this release.